UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2021

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (858) 682-2528 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in deciding to invest in our stock. No representations or warranties of any kind are intended, nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit regarding our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed, nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings, Corp.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director and President and Chief Executive Officer

On November 10, 2021, the Company accepted the resignation of Dr. Teddy C. Scott, Jr. as a member of the Board of Directors of the Company (the “Board”) and as the President and Chief Executive Officer of the Company, in each case effective as of November 10, 2021. Dr. Scott served as the Chair of the Board and the principal executive officer of the Company.

Through the period of service as Chair of the Board and as President and Chief Executive Officer to develop and deliver growth to the Company, it became evident that the plan of engagement was not aligned with the expectations of the stockholders and the Board. Dr. Scott had advocated that the Company develop and implement a corporate governance structure including, among other things, be governed by a board of directors comprised of a majority of independent directors. Dr. Scott resigned because he believes that adopting an enhanced corporate governance structure would maximize stockholder value and would have enabled Dr. Scott to better perform his duties as the Chief Executive Officer and Chair of the Board.  As a matter of principle, the Company agrees that an effective corporate governance structure can increase investor confidence and help drive corporate success and revenue growth, when applied diligently. The Board, taking note of Dr Scott’s advice, has started to review and implement, where necessary, a corporate governance structure that can further enable exponential growth and most importantly maximize long-term stockholder value, in compliance with all laws and regulations.

A copy of Dr. Scott’s resignation email is attached as Exhibit 99.1 to this Current Report on Form 8-K. Dr. Scott has served as a director of the Company since September 2021.

Election of Chair of the Board and Appointment of Interim President and Chief Executive Officer

On November 11, 2021, the Company elected Evripides (Roy) Drakos, a current member of the Board, to serve as the Chair of the Board with the view to maximize stockholder value but also support in the selection of the next Chief Executive Officer. The Company also appointed Mr. Drakos as the Interim President and Chief Executive Officer of the Company, each case effective as of November 11, 2021. Mr. Drakos serving as the Chair of the Board will oversee as principal executive officer activities of the Company until the Company hires a new President and Chief Executive Officer.  Mr. Drakos has not been named to serve on any committee of the Board. Mr. Drakos is an advisor of Inter-M Traders Group of Companies, an affiliate of Inter-M Traders FZ, LLE which is currently the beneficial owner of 117,000,000 shares of the Company’s common stock, representing 38.85% of the Company’s outstanding common stock. Mr. Drakos does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no family relationship between Mr. Drakos and any of the Company’s other directors or executive officers.

Mr. Drakos is a technology inventor, investment advisor, and market development strategist. During his services in the last three decades, he has accumulated unique experience through his involvement in technology pioneering and financial engineering in emerging markets, medical science, renewable energy and hi-tech patent investments. He has also acted as the principal advisor for private equity investments and boutique family offices. Mr. Drakos also supports the satellite communication industry, as his principal activity, focusing on strategy and business development in emerging markets for blue chip satellite communication company and as investment advisor for Inter-M Traders Group of Companies.

Item 8.01 Other Events.

The Company did not file its Annual Report on Form 10-K for its fiscal year ended July 31, 2021, on the extended due date of November 15, 2021, pending the resolution of the amounts of various items of expenses, accrued liabilities, and related party transactions. The Company is undertaking additional accounting and internal verification measures prior to submitting its completed July 31, 2021, financial statements to its registered public accountants for audit and review. The Company will seek to have its Annual Report on Form 10-K filed by 2021 year end.

As a result of the delinquent filing of the Form 10-K, stockholders cannot sell stock in reliance on the Company’s effective registration on Form S-1 or under Rule 144, unless they have held their stock for at least one year, as the holding period is required to be calculated under Rule 144. Affiliated stockholders can only sell their stock when Rule 144 becomes available, unless such affiliated stockholders’ shares are covered under an effective registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
99.1	Dr. Scott’s Resignation E-mail dated November 10, 2021 (1)

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS, CORP.

Date: November 16, 2021	/S/ Evripides Drakos
By: Evripides Drakos Its: Interim President and Chief Executive Officer (Principal Executive Officer)